UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2013

Item 1.	Schedule of Investments.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
U.S. Government Obligations–0.4%
U.S. Treasury Bills:
0.142%, 5/30/13	$200,000		$199,949
0.142%, 5/16/13[1]	200,000		199,959
0.101%, 8/1/13	100,000		99,951

Total U.S. Government Obligations (Cost $499,829)			499,859
Foreign Government Obligations–58.3%
Angola–0.9%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	900,000		984,375
Bolivia–0.3%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	355,000		350,563
Brazil–9.1%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	3,030,000	BRR	1,554,379
9.762%, 1/1/17	4,260,000	BRR	2,217,445
9.762%, 1/1/21	5,630,000	BRR	2,932,830
12.994%, 5/15/45[2]	370,000	BRR	571,779
Series NTNF, 10%, 1/1/23	970,000	BRR	505,744
Series NTNB, 12.792%, 8/15/50[2]	340,000	BRR	526,443
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	1,610,000	BRR	840,337
Brazil (Federative Republic of) Treasury Bills, 6.775%, 7/1/13[3]	1,985,000	BRR	979,492

			10,128,449
Dominican Republic–0.2%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[4]	270,000		270,000
Guatemala–0.2%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[4]	270,000		266,625
Hungary–4.2%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	85,000,000	HUF	394,187
Series 14/D, 6.75%, 8/22/14	83,000,000	HUF	376,696
Series 15C, 7.75%, 8/24/15	152,000,000	HUF	712,310
Series 15/A, 8%, 2/12/15	102,000,000	HUF	477,236
Series 16/C, 5.50%, 2/12/16	27,000,000	HUF	120,336
Series 17/B, 6.75%, 2/24/17	73,000,000	HUF	337,283
Series 19/A, 6.50%, 6/24/19	52,000,000	HUF	237,961
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	60,000		67,650
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	155,000	EUR	211,426
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	235,000		254,623
Hungary (Republic of) Treasury Bills:
6.655%, 5/29/13[3]	12,000,000	HUF	52,466
6.691%, 4/17/13[3]	16,000,000	HUF	70,320
Hungary (Republic of) Unsec. Bonds:
5.375%, 2/21/23	810,000		802,913
5.50%, 2/12/14	116,000,000	HUF	515,911

			4,631,318

1	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Ivory Coast–1.0%
Ivory Coast Bonds, 3.75%, 12/31/32	$1,165,000		$1,077,625
Mexico–3.2%
United Mexican States Bonds:
Series M, 6.50%, 6/9/22[5]	10,600,000	MXN	920,753
Series M20, 7.50%, 6/3/27[5]	11,400,000	MXN	1,072,013
Series M20, 8.50%, 5/31/29[5]	5,770,000	MXN	588,266
Series M30, 8.50%, 11/18/38[5]	5,500,000	MXN	570,441
United Mexican States Treasury Bills:
4.132%, 5/23/13[3]	2,300,000	MXN	177,720
4.21%, 7/11/13[3]	2,700,000	MXN	208,334

			3,537,527
Nigeria–1.3%
Nigeria (Federal Republic of) Treasury Bills:
11.235%, 1/23/14[3]	13,000,000	NGN	75,282
13.43%, 9/5/13[3]	41,000,000	NGN	246,074
13.779%, 9/26/13[3]	22,000,000	NGN	131,054
14.326%, 6/6/13[3]	8,000,000	NGN	49,092
15.149%, 3/7/13[3]	4,000,000	NGN	25,211
15.205%, 3/28/13[3]	15,000,000	NGN	93,862
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	31,000,000	NGN	164,302
16%, 6/29/19	31,000,000	NGN	244,359
16.39%, 1/27/22	50,000,000	NGN	420,521

			1,449,757
Paraguay–0.4%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[4]	390,000		390,000
Peru–1.9%
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[4]	1,595,000	PEN	773,244
8.20%, 8/12/26[4]	1,005,000	PEN	544,145
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[4]	1,560,000	PEN	761,928

			2,079,317
Philippines–1.2%
Philippines (Republic of the) Sr. Unsec. Bonds:
4%, 1/15/21	990,000		1,103,850
5%, 1/13/37	65,000		75,400
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	155,000		205,569

			1,384,819
Poland–0.8%
Poland (Republic of) Bonds, Series WS0922, 5.75%, 9/23/22	1,380,000	PLZ	496,132
Poland (Republic of) Unsec. Bonds, Series 1023, 4%, 10/25/23	1,400,000	PLZ	441,646

			937,778

2	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Russia–4.0%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[6]	4,600,000	RUR	$149,765
Russian Federation Bonds:
7.50%, 3/15/18[5]	22,100,000	RUR	768,573
7.50%, 2/27/19[5]	23,700,000	RUR	820,736
7.60%, 4/14/21[5]	27,700,000	RUR	964,229
Series 6206, 7.40%, 6/14/17[5]	42,800,000	RUR	1,467,784
Russian Federation Unsec. Bonds, Series 9, 7.90%, 3/18/21[5]	4,000,000	RUR	129,917
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[5]	5,400,000	RUR	180,217

			4,481,221
Serbia–1.2%
Serbia (Republic of) Sr. Unsec. Bonds, 4.875%, 2/25/20[4]	540,000		531,900
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[4]	765,000		791,775

			1,323,675
South Africa–2.8%
South Africa (Republic of) Bonds:
Series R208, 6.75%, 3/31/21	14,100,000	ZAR	1,596,143
Series R207, 7.25%, 1/15/20	12,590,000	ZAR	1,469,748

			3,065,891
Sri Lanka–1.0%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[4]	480,000		513,600
6.25% 7/27/21[4]	600,000		627,934

			1,141,534
Tanzania–0.4%
Tanzania (United Republic of) Sr. Unsec. Nts., 0%, 3/8/20[7]	410,000		420,250
Turkey–13.8%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	845,000		1,080,544
7%, 3/11/19	930,000		1,143,900
7.327%, 7/17/13[3]	2,175,000	TRY	1,187,003
9%, 3/5/14	2,340,000	TRY	1,351,564
9%, 3/8/17	4,475,000	TRY	2,752,641
9.50%, 1/12/22[5]	800,000	TRY	525,558
10.50%, 1/15/20[5]	90,000	TRY	60,989
16.519%, 8/14/13[2,5]	230,000	TRY	188,248
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,185,000		1,432,369
Turkey (Republic of) Unsec. Bonds:
5.621%, 2/11/15[2,5]	260,000	TRY	199,413
6.25%, 9/26/22	1,545,000		1,877,175
8.50%, 9/14/22[5]	2,680,000	TRY	1,672,346
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	620,000		697,500

3	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Turkey Continued
6%, 1/14/41	$995,000		$1,160,419

			15,329,669
Ukraine–0.9%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[4]	375,000		397,500
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[4]	560,000		600,600

			998,100
Uruguay–0.4%
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[2]	5,800,000	UYU	422,358
Venezuela–9.1%
Venezuela (Republic of) Bonds:
9%, 5/7/23	2,345,000		2,348,518
11.95%, 8/5/31	1,115,000		1,306,223
13.625%, 8/15/18	1,295,000		1,560,475
Venezuela (Republic of) Nts., 8.25%, 10/13/24	1,030,000		982,105
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	935,000		1,075,718
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	795,000		961,950
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	750,000		627,375
7.65%, 4/21/25	1,375,000		1,273,938

			10,136,302

Total Foreign Government Obligations (Cost $63,929,225)			64,807,153
Corporate Bonds and Notes–35.6%
Consumer Staples–0.6%
Food Products–0.6%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[4]	565,000		604,550
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[4]	60,000		64,575

			669,125
Energy–10.8%
Energy Equipment & Services–0.1%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]	115,000		120,175
Oil, Gas & Consumable Fuels–10.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	280,000		308,344
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[4]	610,000		759,450
8.146% Sr. Sec. Nts., 4/11/18[4]	750,000		914,063
8.625% Sr. Sec. Nts., 4/28/34[4]	550,000		766,563
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[4]	965,000		1,254,500
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 2/6/28[4]	435,000		436,523
4.95% Sr. Unsec. Nts., 7/19/22[4]	1,150,000		1,214,745

4	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[4]	$855,000		$976,838
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[4]	210,000		253,575
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[4]	435,000		437,175
7.75% Unsec. Nts., 2/21/17[4]	2,270,000	RUR	74,202
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]	153,900		171,214
Petroleos de Venezuela SA:
12.75% Sr. Unsec. Nts., 2/17/22[4]	955,000		1,112,575
5.125% Sr. Unsec. Nts., 10/28/16	340,000		302,600
8.50% Sr. Nts., 11/2/17[4]	1,595,000		1,583,038
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Nts.[4]	315,000		313,031
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[4]	345,000		345,000
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[4]	420,000		442,050
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]	185,000		185,000
Tengizchevroil LLP, 6.124% Nts., 11/15/14[4]	80,182		83,189

			11,933,675
Financials–11.5%
Capital Markets–0.6%
Banco BTG Pactual SA (Cayman):
4% Sr. Unsec. Nts., 1/16/20[4]	350,000		340,375
5.75% Unsec. Sub. Nts., 9/28/22[4]	300,000		300,300

			640,675
Commercial Banks–8.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[6]	430,000	TRY	239,042
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[4]	290,000		328,860
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[4]	210,000		187,950
9.15% Nts., 1/15/16[4]	36,000		37,440
9.95% Unsec. Unsub. Nts., 11/5/19[4]	260,000		245,700
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22	70,000		69,195
6.25% Unsec. Sub. Nts., 12/31/49	250,000		250,000
9.25% Perpetual Jr. Sub. Bonds[4]	835,000		1,035,400
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[4]	585,000		642,038
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[4]	255,000		253,598
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	355,000		362,100
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[4]	270,000		283,635
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[4]	525,000		561,278
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]	125,000		129,141
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[4]	370,000		372,775
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[4]	120,000		124,800

5	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[4]	$690,000		$698,280
5.40% Sr. Unsec. Nts., 3/24/17	190,000		206,435
6.125% Sr. Nts., 2/7/22[4]	680,000		769,284
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[4]	125,000		131,319
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[4]	185,000		197,580
Turkiye Is Bankasi:
3.875% Sr. Unsec. Nts., 11/7/17[4]	420,000		432,075
6% Sub. Nts., 10/24/22[4]	280,000		297,150
5.699% Unsec. Nts., 5/15/13[3]	1,000,000	TRY	549,401
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[4]	350,000		376,250
VTB Capital SA:
6.315% Nts., 2/22/18[4]	145,000		159,065
6.465% Sr. Sec. Unsub. Nts., 3/4/15[4]	180,000		193,500
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[4]	280,000		283,850
6.75% Sr. Unsec. Nts., 2/8/17[4]	300,000		337,875

			9,755,016
Diversified Financial Services–1.9%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	112,389		114,625
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]	1,300,000		1,454,375
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[4]	525,000		535,172

			2,104,172
Real Estate Management & Development–0.2%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[4]	120,000		132,000
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[4]	120,000		125,100

			257,100
Industrials–0.7%
Aerospace & Defense–0.3%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	240,000		263,760
Construction & Engineering–0.4%
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]	20,000		21,200
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42[4]	400,000		463,000

			484,200
Materials–3.7%
Chemicals–0.5%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[4]	200,000		206,500
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[4]	180,000		190,350

6	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Chemicals Continued
6.75% Sr. Unsec. Nts., 9/19/42[4]	$140,000		$155,610

			552,460
Construction Materials–0.8%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[4]	275,000		315,563
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[4]	195,000		218,400
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[4]	310,000		361,925

			895,888
Metals & Mining–2.4%
Alrosa Finance SA, 7.75% Nts., 11/3/20[4]	425,000		504,688
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	55,000		52,456
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]	175,000		198,013
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[4]	375,000		406,313
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[4]	275,000		276,375
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[4]	215,000		226,825
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[4]	115,000		117,444
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[4]	310,000		312,403
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[4]	185,000		181,763
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[4]	325,000		333,613

			2,609,893
Telecommunication Services–4.6%
Diversified Telecommunication Services–1.6%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	360,000	BRR	191,422
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]	130,000		132,925
Qtel International Finance Ltd.:
3.875% Sr. Unsec. Nts., 1/31/28[4]	100,000		99,500
4.50% Unsec. Nts., 1/31/43[4]	120,000		117,900
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[4]	310,000		306,678
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]	835,000		874,663

			1,723,088
Wireless Telecommunication Services–3.0%
America Movil SAB de CV, 6.45% Sr. Unsec. Nts., 12/5/22	3,600,000	MXN	295,210
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	45,000		48,218
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[4,7]	185,000		185,000
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[4]	325,000		414,375
Vimpel Communications, 8.85% Sr. Unsec. Nts., 3/8/22[5]	4,000,000	RUR	132,058
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[4]	270,000		304,965
9.125% Sr. Unsec. Nts., 4/30/18[4]	500,000		594,375
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[4]	545,000		610,400

7	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Wireless Telecommunication Services Continued
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	$435,000		$436,631
9% Sr. Unsec. Nts., 2/28/18	6,000,000	RUR	199,752
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[4]	155,000		163,913

			3,384,897
Utilities–3.7%
Electric Utilities–2.4%
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[4]	45,000		21,825
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23	4,000,000	ZAR	534,449
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	4,000,000	ZAR	444,389
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[4]	270,000		299,992
7.25% Nts., 1/15/19[4]	1,100,000		1,248,816
9.375% Sr. Sec. Nts., 1/28/20[4]	100,000		125,192

			2,674,663
Energy Traders–0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]	405,000		457,516
Gas Utilities–0.7%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[4]	270,000		303,075
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]	400,000		444,000

			747,075
Multi-Utilities–0.2%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[4]	265,000		270,698

Total Corporate Bonds and Notes (Cost $38,720,246)			39,544,076
Structured Securities–2.7%
Citigroup Funding, Inc.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20[6]	700,000,000	COP	531,959
Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[4,5]	140,000	GHS	71,683
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	1,161,000,000	COP	910,722
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	180,000,000	COP	136,789
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[6]	800,000,000	COP	628,085
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14[3,6]	18,000,000	RSD	186,068
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[6]	265,000,000	COP	201,912
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[6]	51,000,000	COP	38,858

8	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Principal Amount		Value
Structured Securities Continued
Standard Bank plc:
Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[4,5]	80,000	GHS	$41,300
Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14[3,6]	10,000,000	RSD	107,724
Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14[3,6]	10,000,000	RSD	106,774
Standard Chartered Bank, Ghana (Republic of) Credit Linked Nts., 13.30%, 10/2/13[4,5]	70,000	GHS	35,860

Total Structured Securities (Cost $2,734,945)			2,997,734

	Shares
Investment Company–1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[8,9] (Cost $1,767,535)	1,767,535		1,767,535
Total Investments, at Value (Cost $107,651,780)	98.6%		109,616,357
Other Assets Net of Liabilities	1.4		1,581,747

Net Assets	100.0%		$111,198,104

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
MXN	Mexican Nuevo Peso
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $139,971. See accompanying Notes.
2.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
3.	Zero coupon bond reflects effective yield on the date of purchase.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,313,779 or 38.05% of the Fund’s net assets as of February 28, 2013.
5.	Represents the current interest rate for a variable or increasing rate security.

9	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

6.	Restricted security. The aggregate value of restricted securities as of February 28, 2013 was $2,190,187, which represents 1.97% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18	1/31/13	$153,272	$149,765	$(3,507)
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18	1/30/13	243,247	239,042	(4,205)
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20	11/27/12	513,105	531,959	18,854
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	565,282	628,085	62,803
HSBC Bank plc, Serbia (Republic of) Credit LinkedNts., 12.168%, 6/16/14	12/11/12	177,057	186,068	9,011
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	178,032	201,912	23,880
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	34,743	38,858	4,115
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14	12/27/12	106,229	107,724	1,495
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14	12/5/12	102,729	106,774	4,045

		$2,073,696	$2,190,187	$116,491

7.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2013. See accompanying Notes.
8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	1,938,431	54,866,764	55,037,660	1,767,535

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,767,535	$3,273

9.	Rate shown is the 7-day yield as of February 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$19,660,855	17.9%
Turkey	19,121,017	17.4
Brazil	16,973,495	15.5
Venezuela	13,134,515	12.0
Mexico	5,555,008	5.1
Hungary	5,166,490	4.7
Colombia	4,063,200	3.7
South Africa	4,044,729	3.7
Peru	2,362,952	2.2
United States	2,267,394	2.1
Ukraine	1,879,025	1.7
Serbia	1,724,241	1.6
Israel	1,674,000	1.5
Nigeria	1,449,757	1.3
Philippines	1,384,819	1.3
Sri Lanka	1,141,534	1.0
Ivory Coast	1,077,625	1.0
Angola	984,375	0.9
Poland	937,778	0.9
Chile	893,335	0.8

10	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

India	569,150	0.5
Uruguay	422,358	0.4
Tanzania	420,250	0.4
Paraguay	390,000	0.4
Dominican Republic	384,625	0.4
Bolivia	350,563	0.3
United Arab Emirates	270,698	0.2
Guatemala	266,625	0.2
Jamaica	233,218	0.2
Qatar	217,400	0.2
Italy	163,913	0.2
Ghana	148,843	0.1
China	125,100	0.1
Kazakhstan	83,189	0.1
Australia	52,456	0.0
Argentina	21,825	0.0

Total	$109,616,357	100.0%

Forward Currency Exchange Contracts as of February 28, 2013 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	2,200	BRR	5/3/13	$1,102,788	$—	$31,488
Colombian Peso (COP)	Sell	2,090,000	COP	3/27/13	1,149,730	18,602	—
Malaysian Ringgit (MYR)	Buy	9,275	MYR	3/20/13-4/2/13	2,994,385	—	8,871
Mexican Nuevo Peso (MXN)	Sell	9,400	MXN	4/4/13-7/11/13	731,830	59	11,448
New Turkish Lira (TRY)	Buy	1,625	TRY	4/29/13	896,552	3,446	—
Peruvian New Sol (PEN)	Sell	1,180	PEN	4/30/13	458,059	—	871
Polish Zloty (PLZ)	Buy	9,740	PLZ	4/25/13	3,049,229	—	22,195
South African Rand (ZAR)	Sell	21,690	ZAR	4/5/13	2,394,047	115,208	—

						137,315	74,873
Barclays Bank plc:
Brazilian Real (BRR)	Sell	960	BRR	4/2/13	482,982	244	—
Colombian Peso (COP)	Buy	4,351,000	COP	3/27/13-4/9/13	2,392,129	—	10,864
Euro (EUR)	Sell	170	EUR	5/31/13	222,104	4,521	—
Hungarian Forint (HUF)	Buy	88,000	HUF	4/25/13	386,123	—	15,575
Mexican Nuevo Peso (MXN)	Buy	42,750	MXN	5/6/13	3,326,797	4,086	—
Mexican Nuevo Peso (MXN)	Sell	42,750	MXN	3/4/13	3,347,716	—	4,999
Nigerian Naira (NGN)	Buy	148,000	NGN	3/8/13	933,122	—	2,699
Peruvian New Sol (PEN)	Buy	430	PEN	5/28/13	166,938	142	—
Russian Ruble (RUR)	Buy	156,700	RUR	3/14/13-4/25/13	5,068,373	—	62,696
South African Rand (ZAR)	Buy	1,120	ZAR	4/5/13	123,621	—	1,820

						8,993	98,653
BNP Paribas
Malaysian Ringgit (MYR)	Buy	7,375	MYR	4/25/13	2,376,657	—	38,209
Citibank NA:
Mexican Nuevo Peso (MXN)	Buy	42,750	MXN	3/4/13	3,347,716	45,533	—
Mexican Nuevo Peso (MXN)	Sell	10,000	MXN	5/16/13	777,493	—	21,584
Peruvian New Sol (PEN)	Sell	1,470	PEN	4/30/13	570,632	—	1,086
South African Rand (ZAR)	Buy	19,670	ZAR	4/5/13	2,171,088	—	103,254

						45,533	125,924

11	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Deutsche Bank AG:
Hungarian Forint (HUF)	Sell	28,000	HUF	4/17/13-5/29/13	122,743	786	—
Polish Zloty (PLZ)	Buy	8,530	PLZ	4/25/13	2,670,423	—	66,183

						786	66,183
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Buy	650	BRR	4/2/13	327,019	648	—
Euro (EUR)	Buy	1,080	EUR	4/25/13	1,410,612	—	63,070
Malaysian Ringgit (MYR)	Buy	985	MYR	3/20/13	318,211	—	4,719
Mexican Nuevo Peso (MXN)	Buy	26,100	MXN	5/16/13	2,029,256	—	3,407
New Turkish Lira (TRY)	Sell	5,000	TRY	3/29/13-5/15/13	2,766,018	5,623	19,485
Peruvian New Sol (PEN)	Sell	890	PEN	3/27/13	345,225	—	1,064
Polish Zloty (PLZ)	Sell	120	PLZ	4/25/13	37,568	1,147	—
Russian Ruble (RUR)	Sell	600	RUR	3/14/13	19,538	336	—
South African Rand (ZAR)	Buy	1,460	ZAR	4/5/13	161,148	—	535

						7,754	92,280
JPMorgan Chase Bank NA:
Chilean Peso (CLP)	Buy	49,000	CLP	5/6/13	102,526	517	—
Colombian Peso (COP)	Sell	3,424,000	COP	4/9/13	1,881,457	30,324	—
Hungarian Forint (HUF)	Sell	313,000	HUF	3/28/13	1,378,051	42,040	—
Malaysian Ringgit (MYR)	Buy	1,970	MYR	3/5/13	637,184	1,084	—
Malaysian Ringgit (MYR)	Sell	3,940	MYR	3/20/13	1,272,844	—	1,918
Mexican Nuevo Peso (MXN)	Buy	16,700	MXN	4/4/13-5/16/13	1,300,481	10,549	—
Mexican Nuevo Peso (MXN)	Sell	2,300	MXN	5/23/13	178,710	92	—
New Turkish Lira (TRY)	Buy	4,000	TRY	3/29/13	2,215,417	—	3,168
Russian Ruble (RUR)	Sell	48,800	RUR	3/14/13-4/25/13	1,587,606	25,599	—
South African Rand (ZAR)	Sell	20,375	ZAR	5/15/13	2,236,545	38,060	—
South Korean Won (KRW)	Buy	3,341,000	KRW	3/18/13	3,075,795	13,326	—
South Korean Won (KRW)	Sell	1,734,000	KRW	3/18/13	1,596,357	28,913	—

						190,504	5,086
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Buy	280	BRR	4/2/13	140,870	279	—
Peruvian New Sol (PEN)	Buy	420	PEN	5/8/13	163,043	—	159
South Korean Won (KRW)	Sell	308,000	KRW	3/18/13	283,551	—	1,086

						279	1,245
Standard Chartered Bank
Malaysian Ringgit (MYR)	Sell	1,970	MYR	3/5/13	637,184	—	7,992

Total unrealized appreciation and depreciation						$391,164	$510,445

Futures Contracts as of February 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
U.S. Treasury Nts., 10 yr.	Sell	51	6/19/13	$6,708,891	$42,776

12	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Interest Rate Swap Contracts as of February 28, 2013 are as follows:

Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	1,040	BRR	BZDI	8.090%	1/2/15	$610
Goldman Sachs International	3,510	BRR	BZDI	8.640	1/2/17	(13,298)
Goldman Sachs International	1,200	BRR	BZDI	8.080	1/2/15	(402)
Goldman Sachs International	2,060	BRR	BZDI	7.785	1/2/15	(7,997)

Total	7,810	BRR				(21,087)
MXN TIIE BANXICO:
Credit Suisse International	900	MXN	5.780%	MXN TIIE BANXICO	1/6/23	(1,231)
Goldman Sachs International	1,300	MXN	5.780	MXN TIIE BANXICO	1/6/23	(1,778)
JPMorgan Chase Bank NA	2,100	MXN	5.750	MXN TIIE BANXICO	1/9/23	(2,465)

Total where Fund pays a fixed rate	4,300	MXN				(5,474)

Credit Suisse International	600	MXN	MXN TIIE BANXICO	6.645	12/24/32	1,432
Goldman Sachs International	800	MXN	MXN TIIE BANXICO	6.640	12/24/32	1,909
JPMorgan Chase Bank NA	1,400	MXN	MXN TIIE BANXICO	6.590	1/9/23	2,673

Total where Fund pays a variable rate	2,800	MXN				6,014

Total	7,100	MXN				540
Three-Month CAD BA CDOR
Bank of America NA	6,100	CAD	Three-Month CAD BA CDOR	2.318	1/16/23	37,471
Three-Month USD BBA LIBOR
Bank of America NA	5,800		1.858	Three-Month USD BBA LIBOR	1/18/23	40,572

				Total Interest Rate Swaps		$57,496

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate

13	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of February 28, 2013 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Interest Rate	1,040	BRR	$610
	Interest Rate	6,100	CAD	37,471
	Interest Rate	5,800		40,572

				78,653
Credit Suisse International	Interest Rate	1,500	MXN	201
Goldman Sachs International:
	Interest Rate	6,770	BRR	(21,697)
	Interest Rate	2,100	MXN	131

				(21,566)
JPMorgan Chase Bank NA	Interest Rate	3,500	MXN	208

			Total Swaps	$57,496

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$595,000

14	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

15	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities

16	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$499,859	$—	$499,859
Foreign Government Obligations	—	64,807,153	—	64,807,153
Corporate Bonds and Notes	—	39,544,076	—	39,544,076
Structured Securities	—	2,997,734	—	2,997,734
Investment Company	1,767,535	—	—	1,767,535

Total Investments, at Value	1,767,535	107,848,822	—	109,616,357
Other Financial Instruments:
Foreign currency exchange contracts	—	391,164	—	391,164
Appreciated swaps, at value	—	84,667	—	84,667

Total Assets	$1,767,535	$108,324,653	$—	$110,092,188

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(510,445)	$—	$(510,445)
Futures margins	(5,578)	—	—	(5,578)
Depreciated swaps, at value	—	(27,171)	—	(27,171)

Total Liabilities	$(5,578)	$(537,616)	$—	$(543,194)

17	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

18	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $495,586, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $283,389 as of February 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2013 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of February 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $308,901 for which the Fund has posted collateral of $259,936. If a contingent feature would have been triggered as of February 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

19	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $43,955,294 and $26,619,437, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

20	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $146,334 and $8,788,313 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $188,500 and $19,350 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

21	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $31,640 and $98,769 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended February 28, 2013 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of May 31, 2012	—	$—	106,900,092	$211,980
Options written	187,150,046	202,566	212,787,600	536,200
Options closed or expired	(187,150,000)	(195,947)	(319,687,692)	(748,180)
Options exercised	(46)	(6,619)	—	—

Options outstanding as of February 28, 2013	—	$—	—	$—

As of February 28, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

22	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $19,000 and $704,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of February 28, 2013, the Fund had no such credit default swaps outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended February 28, 2013, the Fund had ending monthly average notional amounts of $1,227,506 and $6,936,320 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

23	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $9,331 on written swaptions.

Written swaption activity for the period ended February 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of May 31, 2012	$3,560,000	$4,649
Swaptions written	1,745,000	2,299
Swaptions closed or expired	(1,800,000)	(2,330)
Swaptions exercised	(3,505,000)	(4,618)

Swaptions outstanding as of February 28, 2013	$—	$—

As of February 28, 2013, the Fund had no outstanding written or purchased Swaptions.

Restricted Securities

As of February 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

24	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$107,669,146
Federal tax cost of other investments	(6,666,115)

Total federal tax cost	$101,003,031

Gross unrealized appreciation	$2,809,501
Gross unrealized depreciation	(1,138,554)

Net unrealized appreciation	$1,670,947

25	Oppenheimer Emerging Markets Debt Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/11/2013